February 2016 Investor Presentation

Cautionary Statements This presentation may contain forward-looking statements within the meaning of U.S. federal securities laws, including statements related to USD Partners LP’s (“USDP” or the “Partnership”) expected Adjusted EBITDA, yield and distribution growth in 2016, the stability and predictability of the Partnership’s cash flows, the Partnership’s financial flexibility, the intention of Energy Capital Partners to invest in our sponsor, Canadian oil sands growth expectations and pipeline capacity and timing, and expectations related to crude oil spreads and their impact on demand for crude by rail. These statements can be identified by the use of forward-looking terminology including “may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “continue,” or other similar words. These statements discuss future expectations, contain projections of results of operations or of financial condition, or state other “forward-looking” information. These forward-looking statements involve risks and uncertainties. When considering these forward- looking statements, you should keep in mind the risk factors and other cautionary statements in this presentation, which could cause our actual results to differ materially from those contained in any forward-looking statement. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. USDP believes that it has chosen these assumptions or bases in good faith and that they are reasonable. You are cautioned not to place undue reliance on any forward-looking statements. Except as required by law, USDP undertakes no obligation to revise or update any forward-looking statement. You should also understand that it is not possible to predict or identify all such factors and should not consider the following list to be a complete statement of all potential risks and uncertainties: Changes in general economic conditions; the effects of competitive conditions in our industry, in particular, by pipelines and other terminalling facilities; shut-downs or cutbacks at upstream production facilities, or refineries, petrochemical plants or other businesses to which we transport products; the supply of, and demand for, crude oil and biofuel rail terminalling services; our limited history as a separate public partnership; our ability to successfully implement our business plan; our ability to complete growth projects on time and on budget; operating hazards and other risks incidental to handling crude oil and biofuels that may not be fully covered by insurance; disruptions due to equipment interruption or failure at our facilities or third-party facilities on which our business is dependent; our ability to successfully identify and finance acquisitions and other growth opportunities; natural disasters, weather-related delays, casualty losses and other matters beyond our control; interest rates; labor relations; large customer defaults; change in availability and cost of capital; changes in tax status; changes in laws or regulations to which we are subject, including compliance with environmental and operational safety regulations that may increase our costs; changes in insurance markets impacting cost and the level and types of coverage available; disruptions due to equipment interruption or failure at our facilities or third-party facilities on which our business is dependent; the effects of future litigation; and the factors discussed in the “Risk Factors” section of the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as updated by the Partnership’s subsequently filed Quarterly Reports on Form 10-Q, which are available to the public at the U.S. Securities and Exchange Commission’s website (www.sec.gov) and at the Partnership’s website (www.usdpartners.com). 2

Overview of USD Partners LP

Overview of USD Partners LP

- Formed in 2014 by US Development Group, LLC (“USDG”) to acquire, develop and operate energy-related logistics assets, including rail terminals and other high-quality and complementary midstream infrastructure
- **Attractive ~16% yield with announced guidance of 10% distribution growth in 2016, underpinned by stable and predictable cash flows from primarily investment grade customers [1]**
- Partnership’s strategically located assets include:
  - Crude origination terminal in Hardisty, Alberta, Canada, with capacity to load two unit trains per day
  - Crude terminal in Casper, Wyoming, with unit train-capable railcar loading capacity in excess of 100,000 bpd and six customer-dedicated storage tanks with 900,000 barrels of capacity
  - Unit train-capable ethanol destination terminals in San Antonio, Texas and West Colton, California
  - Railcar services through the management of a 3,306 railcar fleet, including 200 new DOT-117 compliant cars
- No direct commodity price exposure

Adjusted EBITDA Driven by Take-or-Pay Contracts



Other Fee-Based
4%
Take-or-Pay Contracts
96%

Large, Primarily Investment Grade Customers [2]

PHILLIPS 66

cenovus ENERGY

TOTAL

GIBSONS

SUNCOR ENERGY

J. Aron & Company

Note: Adjusted EBITDA is a non-GAAP measure. For a description of Adjusted EBITDA and a reconciliation to the most comparable measures calculated in accordance with GAAP, see the Appendix to this presentation. Pie chart represents the Partnership’s Adjusted EBITDA for the nine month period ended 9/30/2015 (before corporate expenses), pro forma for the Casper acquisition.

1. Based on a closing price of $7.55 on 2/5/2015, declared fourth quarter 2015 distribution of $0.30 per unit ($1.20 per unit annualized), and management’s guidance issued on 10/29/2015 that management intends to recommend a distribution increase of at least $0.0075 per unit each quarter through the fourth quarter of 2016. Any distribution increase recommended by management will be subject to board approval.
2. Includes selected terminal customers.

4

USD Partners LP

Take-or-Pay Contract Summary



High-quality, primarily investment grade customers provide stable and predictable cash flows through current commodity price cycle



(Asset - % of PF Adj. EBITDA)
2016
2017
2018
2019
Today
Average Customer Dividend Yield:
Hardisty - 54%
Not rated
BBB+ / A3
A- / A3
AA- / Aa1
A / A3
BBB / Baa2
BB / Ba2
4.5%
Casper - 39%
BB+ / Ba1
BBB+ / A3
BBB / Baa2
3.4%
Railcars - 4%
A- / A3
Not rated
AA- / Aa1
BB / Ba2
A / A3
Not rated
Multiple contracts through Apr-2024 →
Dec-2022 →
Aug-2022 →
Feb-2021 →
Multiple contracts
5.0%

Source: Standard & Poor's, Moody's, company news releases, Google finance (as of 2/8/2016)
Note: Investment grade ratings indicated by **bold font**. Certain USD customers are wholly-owned subsidiaries of the entities whose credit ratings and yields are shown. % of Pro Forma Adj. EBITDA represents the Partnership's Adjusted EBITDA for the nine month period ended 9/30/2015 (before corporate expenses), pro forma for the Casper acquisition. Adjusted EBITDA is a non-GAAP measure. For a description of Adjusted EBITDA and a reconciliation to the most comparable measures calculated in accordance with GAAP, see the Appendix to this presentation.

USD Partners LP

5

Financial Flexibility to Execute on Growth Opportunities

Partnership has ~$161 million of available liquidity

- Recently exercised $100 million senior secured credit facility accordion
- ~$6 million of cash plus ~$155 million of revolver capacity, pro forma as of 9/30/2015
- Conservative leverage profile with ~3.6x Net Debt / Adjusted EBITDA [1]
- Expected to de-lever through mid-to-late 2016 to below targeted levels (≤ 3.5x)

Well-capitalized sponsor with backing from Energy Capital Partners ("ECP")

- Sponsor has separate credit facility to support development projects
- ECP indicated an intention to invest over $1.0 billion of additional equity capital in our sponsor [2]
  - Energy infrastructure-focused private equity fund with over $13 billion of capital commitments
  - Extensive MLP and midstream experience

USDP Leverage and Liquidity

(US$ in millions)	*9/30/2015 PF for Casper transaction*
Cash and Cash Equivalents	$6.1
Revolving Credit Facility Capacity	351.1
Less: Revolver Borrowings	(196.0)
Available Liquidity	**$161.2**
Revolver Borrowings	$196.0
Term Loan (drawn in C$, shown in US$)	48.9
Total Debt	$244.9
Net Debt	238.8
Total Debt / Adjusted EBITDA[1]	**3.7x**
Net Debt / Adjusted EBITDA[1]	**3.6x**

Note: Adjusted EBITDA is a non-GAAP measure. For a description of Adjusted EBITDA and a reconciliation to the most comparable measures calculated in accordance with GAAP, see the Appendix to this presentation.

1. Based on nine month period ending 9/30/2015 (annualized) plus $26 million of expected 2016 Casper Adjusted EBITDA.
2. Subject to market and other conditions.

USD Partners LP

6

Canadian Crude Oil Market

Western Canadian Oil Sands are Unlike U.S. Shale



Oil sands production has unique qualities that make it less sensitive to temporary commodity price movements

	Western Canada Oil Sands	U.S. Shale
Production Type	Heavy Crude	Crude, natural gas and associated liquids
Typical API Gravity of Crude	Raw Bitumen ~8° Diluted Bitumen ~20-22° Upgraded Bitumen / Synthetic Crude ~31-33°	35° to 50°+
Decline Profile	Very low	High initial declines
Asset Life	~30+ Years	Various
Capital Profile	Significant up front capital	Ratable
Gathering	Substantially all production is gathered into two storage hubs, Hardisty and Edmonton	Local gathering systems are generally well-connected to pipelines into refining centers
Infrastructure	Constrained	Mature / Region-specific

8

USD Partners LP

2,779 2,982 3,147 3,340 3,634 3,827 3,981 4,240 4,507 4,714 4,913 - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 5,500 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 (th ou sa nd s of b ar re ls p er d ay ) Steady Growth in Western Canada Crude Oil Production Source: Bank of Montreal, Canadian Association of Petroleum Producers Estimates → Industry forecasting production growth of 700,000 to 1,000,000 barrels per day by 2020 Western Canada Crude Oil Production Outlook (Feb. 2016) • Forecast does not include diluent volumes needed to move oil sands production (bitumen) via pipelines • The industry has recently added nearly one million barrels per day of new gathering capacity into the Hardisty hub • Gibson Energy, USDP’s partner at Hardisty, is constructing 2.9 million barrels of new storage at the Hardisty storage terminal (backed by take-or-pay contracts) to support future oil sands production growth 9

Additional Pipeline Capacity is Still Unclear



Proposed Long Haul Pipeline Additions from W. Canada Have Faced Meaningful Delays

Proposed Pipeline	Capacity (mbpd)	2013 CAPP Est. In Service Date	2014 CAPP Est. In Service Date	2015 CAPP Est. In Service Date	Current Est. In Service Date
Keystone XL	830	2015	2017	2018	?
Trans Mountain Expansion	590	Q4 2017	Q4 2017	Q4 2018	Q3 2019
Northern Gateway	525	Q4 2017	Q3 2018	2019	?
Energy East	1,100	Q4 2017	Q4 2018	2020	After 2020
Mainline Expansion (Line 3)	370	–	–	H2 2017	Late 2017

Multiple Headwinds Remain

- Recent political shift to more liberal governments
- Well-organized opposition from environmentalists and general public alike
- Substantial cost increases resulting from delays
- Require long-term commitments for end-to-end transportation costs in order to support returns on substantial capital costs (relative to rail)
- Limited incentives to encourage cooperation between provinces to reach Canada's coasts
  - Vast majority of production originates in Alberta, a province in the interior of the country
- Presidential permit required to cross the U.S. border

Source: University of Calgary, investor presentations, public announcements, Canadian Association of Petroleum Producers

10

USD Partners LP

($50) ($45) ($40) ($35) ($30) ($25) ($20) ($15) ($10) ($5) $0 $5 $10 D is co un t t o W TI ($ p er b ar re l) Maya, adj. for pipeline costs from Hardisty Maya, adj. for rail costs from Hardisty WCS Forecasts Suggest Supply Will Exceed Pipeline Capacity Source: USD Marketing, Bloomberg, PIRA (as of 2/5/2016) Upcoming takeaway constraints likely to push discounts wider and create a “call” on rail Takeaway Capacity Constrained New Takeaway Capacity Added WCS an attractive alternative to Maya via pipeline WCS an attractive alternative to Maya via rail WCS unattractive relative to Maya on a transportation cost adjusted basis 11

Rail Provides Scalable and Flexible Market Access



Rail enables a number of advantages for both producers and refiners

Cost

- **Less upfront investment and maintenance capital required**
- **Reduced financial commitments**
  - 5 – 15 years vs. 10 – 20 years for pipelines
  - Fixed terminalling fee a smaller portion of all-in transportation cost
  - Cost effective protection from "no flow" scenario
- **Increased ability to scale and expand capacity**
  - Ability to offer tailored takeaway options
- **Transporting heavier barrels promotes use of existing railcar fleets**

Speed

- **Shorter development time**
  - ~1 year vs. multiple years for pipeline
- **Faster deployment of infrastructure**
  - Significant rail infrastructure already in place
  - Fewer right-of-way, permitting and regulatory issues or constraints

Market Optionality

- **Option to reach markets with best netbacks and margins on shorter notice**
  - Ability to choose destination once train is loaded
- **Faster physical delivery of product**
  - Nine days from W. Canada to the Gulf Coast vs. 30 – 45 days via pipeline
- **Low fixed cost takeaway alternative**
  - Enables a portfolio approach to transportation
- **Reduced cost of feedstock**
  - Access to domestic feedstock vs. imports

Quality Preservation

- **Loading heavier grades of crude oil reduces need for costly diluents**
  - Fewer $ spent sourcing and transporting diluent
  - Bitumen volume uplift
  - Better value with fewer light ends
- **Consistent quality control vs. potential quality degradation in pipeline**

Long-Term, Sustainable Energy Infrastructure Solution

12

USD Partners LP

Railing a Heavier Canadian Barrel: Improving the Model Producer Benefits • Volume uplift: Ability to ship more bitumen per barrel than what will flow in pipelines (i.e., improve upon the 70 / 30 bitumen / diluent pipeline blend) • Reduced diluent needs (costs) • Quality preservation • Utilizes existing railcar fleet Railroad Benefits • Non-flammable • Non-hazardous • Less volatile • Safer for communities Refiner Benefits • Consistent product • Ability to blend an optimal crude input • Utilizes existing railcar fleet Transporting a heavier barrel of bitumen is expected to improve economics on both ends of the value chain, in a safer and more efficient way 13

Strategically Located Assets

Hardisty Terminal at Canada’s Largest Crude Storage Hub • Crude origination terminal that commenced operations in June 2014 with ability to load two 120-railcar unit trains per day • Only unit train-capable crude origination terminal located at the Hardisty hub, which is the primary storage and origination point for Western Canadian crude oil with over 20 million barrels of storage capacity • Crude delivered to terminal via direct pipeline connection from Gibson Energy’s nearby storage terminal which currently has 6 million barrels of capacity and an additional 2.9 million barrels of capacity expected by 2017 • Connected to CP Railroad’s North Main Line, which offers connectivity to all key refining markets in North America • Commercialization efforts underway with both new and existing customers for future expansions – Seeking take-or-pay agreements under similar or longer terms than existing Hardisty contracts – Targeting flexibility to load heavier grades of crude (Railbit, DRUbit and bitumen) from WCSB – Substantial engineering and permitting progress achieved to date, including recent permits from AER – Potential for creative small volume transloading options integrated into design / permitting and commercialization plan Hardisty Rail Terminal Located within Close Proximity of the Hardisty Hub Hardisty Crude Oil Hub Source: Genscape, Gibson Energy Inc. (Hardisty crude oil storage capacity figures) 15

Casper Terminal Provides Advantaged Access to Coasts



- Crude origination terminal in Casper, Wyoming, with capacity to load more than one unit train per day
  - Six customer-dedicated onsite storage tanks with total capacity of 900,000 barrels
  - Two truck unloading LACT units with ability to send crude oil directly into rail loading rack or tankage
  - Commenced operations in September 2014
- Crude oil primarily sourced from the Express Pipeline, which offers batched shipments from Hardisty, Alberta, into the Casper rail terminal or the Platte Pipeline system
  - Assets include a six-mile, 24-inch diameter pipeline from the Express Pipeline directly to onsite tanks and rail loading arms
  - Alleviates bottleneck in Casper created by capacity differential between Express (~280,000 bpd inbound) and Platte (~168,000 bpd outbound) Pipelines
  - Ability to receive multiple grades of crude oil
- Served by the Burlington Northern Santa Fe ("BNSF") railroad
  - Approval for both manifest and unit train shipments adds destination options
- Take-or-pay contracts with high quality, primarily investment grade refiners expected to contribute $26 million of Adjusted EBITDA in 2016

Located at the Intersection of the Express and Platte Pipelines


Hardisty
Rail to Pacific Northwest
Express Pipeline
Express-Platte Pipeline System
Casper
Guernsey
Platte Pipeline
Rail to West Coast
Rail to Gulf Coast
Wood River
Conway

Terminal Site Aerial View (Sep-2014)



Source: Spectra Energy Partners LP Investor Presentation dated 5/21/2015 (map)

16

USD Partners LP

Casper Terminal Tankage Adds to the Value Proposition



Customer-dedicated onsite tankage provides unique value proposition by enabling customers to:

- Preserve specific quality of crude oil
- Blend multiple grades of crude oil to optimize economics
  - Pipeline access to a variety of light, medium and heavy crude oil from Western Canada (dilbit, synbit, syncrude)
  - Ability to receive trucked volumes
- Store crude oil for future shipments

Location offers advantaged transportation costs to key U.S. refining markets

- Offers origination / destination pairing on a single Class 1 railroad to several customer-preferred destinations
  - Faster train turn-times
  - Improved railcar fleet utilization
  - Limited railroad switching fees

Provides network optimization opportunities

- Enhances proprietary network, including USDG's recently acquired Houston Ship Channel site
  - Both sites served by a single railroad (BNSF)
- Creates customer optionality at origin to more efficiently serve destinations

Casper Terminal Crude Oil Storage Tanks



Advantaged Refiner Solution:
Access to Multiple Grades of Crude Oil and the Ability to Blend

Sulfur Content \ API Gravity	Heavy	~22	Medium	~31	Light
Sweet			✓		✓
Sour	✓		✓		✓

17

USD Partners LP

U.S. Gulf Coast Destination on the Houston Ship Channel Strategic Deep Water Property on the Houston Ship Channel (outlined in yellow) • USDG recently announced a joint venture with Pinto Realty Partners LP to develop a premier U.S. Gulf Coast logistics terminal on the Houston Ship Channel – 988-acre property could support a multiple unit train per day rail terminal for liquid hydrocarbons, in addition to storage, blending and export operations – Location offers direct access to inbound pipelines and service by two Class 1 railroads (BNSF and UP), plus potential outbound pipeline and barge connectivity to the major Gulf Coast refining centers and deep water dock connectivity to international markets • Commercial efforts have begun with multiple interested parties 18

Building on Our Network Strategy Source: Canadian Association of Petroleum Producers, Bank of Montreal, U.S. Energy Information Administration, Association of American Railroads Note: Heavy sour crude oil imports from Mexico and Venezuela per the EIA as of November 2015 (latest information available as of 2/8/2016). Western Canada Origination 700,000 – 1,000,000 bpd expected increase in crude oil production through 2020, primarily from projects already operating or under construction East Coast Destination Substantial refining capacity plus potential ability to export overseas West Coast Destination Substantial refining capacity plus potential ability to export overseas Gulf Coast Destination 1.3 MMbpd of heavy crude imports from Mexico and Venezuela could potentially be displaced with crude oil from Canada Legend: = USDP Crude Terminal = USDG Asset / Property Sample crude oil routes to refining markets 19

Partnership Highlights Relationship with Sponsor & ECP Strategically Located Assets Stable and Predictable Cash Flows Multiple Growth Levers Financial Flexibility 20

Appendix

USD Partners LP Structure


Energy Capital Partners
USD Holdings LLC & Management
Goldman Sachs
Development Projects
Hardisty Terminal Expansions
Houston Ship Channel / Texas Deepwater
Philadelphia, PA
Grays Harbor, WA
Jacksonville, FL
Other Strategic Projects
USD Group LLC (the Sponsor)
100% Ownership Interest
USD Partners GP LLC (GP & IDRs)
50.9% LP Interest (Common Units and Subordinated Units)
Public Unitholders
2.0% GP Interest & IDRs
47.1% LP Interest
USD Partners LP (NYSE: USDP)
Operating Projects
Hardisty Crude Terminal (Phase I)
Casper Crude Terminal
San Antonio Ethanol Terminal
West Colton Ethanol Terminal
Railcar Fleet Services

Note: Ownership interests pro forma for recent Casper terminal acquisition and GP contribution to maintain 2% interest. Public unitholders includes 185,000 Class A units (<1% of total units) beneficially owned by certain management team members subject to certain vesting and other conversion requirements and 1.7 million units (~7.5% of total units) issued to certain sellers of the Casper terminal which are restricted for one year post-closing.

22

USD Partners LP

R² = 0.4174 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 40.00% 45.00% 50.00% 20 15 – 20 17 D is tr ib ut io n C A G R Current Yield Current Yield vs. 2015 – 2017 Expected Distribution CAGR (Midstream MLPs) ___________________________ Source: Barclays, Bloomberg (market data as of 2/2/2016) Note: 2015 – 2017 growth rates determined by Wall Street research. Excludes variable MLPs. USDP appears undervalued based on management’s guidance of ≥10% distribution growth in 2016 Attractive Yield Relative to Expected Distribution Growth Current USDP Yield Guidance Range 23

Strategically Located Ethanol Destination Terminals



Industry Infrastructure Needs Addressed:

- Fragmented production
- Pipelines disadvantaged and trucks uneconomical
- Significant regional imbalances
- Regulatory pressures regarding gasoline blending

Overview of Ethanol Destination Terminals

- Unit train-capable
- Transload ethanol received from producers by rail onto trucks to meet local ethanol demand
  - Each terminal has 20 railcar offloading positions and three truck loading positions
  - San Antonio: 20,000 bpd max rate
  - West Colton: 13,000 bpd max rate
- Only ethanol rail terminals within a 10-mile radius of nearby gasoline blending terminals serving their respective markets
  - San Antonio and Austin, Texas
  - San Bernardino and Riverside County-Inland Empire region of Southern California

San Antonio Rail Terminal


Blending Facilities
Blending Facilities
Blending Facilities
~5 miles
Blending Facilities
San Antonio Rail Terminal
Blending Facilities

West Colton Rail Terminal


West Colton Rail Terminal
~1 mile
Blending Facilities

USD Partners LP

24

• USDP provides customers access to railcars, as well as railcar-specific services related to the transportation of crude oil, ethanol and other liquid hydrocarbons, including scheduling, regulatory reporting, maintenance, etc. • We believe this access incentivizes customers to commit to USDP’s terminals, as end customers can find it difficult to procure railcars themselves without the economies of scale and relationships with railcar providers Our Modern Railcar Fleet Total Railcars (as of 9/30/15) 3,306 Newest DOT-117 Standard 200 Coiled and Insulated 2,108 Constructed in 2013 or Later 85% Weighted Average Remaining Contract Life ~5 years 25

We are committed to safe, efficient and reliable operations that comply with environmental and safety regulations • All USDP facilities meet or exceed all government health and safety regulations • USDG has been nationally recognized by the National Safety Council for having an outstanding safety record for the last nine years • USDG has won numerous safety awards from Class 1 railroads • USDG has loaded and / or handled over 170 MMbbls of biofuels and liquid hydrocarbons without a DOT/PHMSA recordable spill at any of its facilities • There has not been a “lost time injury” at any USDP facility for the past seven years • All USDP facilities have achieved a total recordable injury rate of zero for the past two years Strong Safety Record Distinguishes USD in the Marketplace 26

Non-GAAP Measures We define Adjusted EBITDA as net income before depreciation and amortization, interest and other income, interest and other expense, unrealized gains and losses associated with derivative instruments, foreign currency transaction gains and losses, income taxes, non-cash expense related to our equity compensation programs, discontinued operations, adjustments related to deferred revenue associated with minimum monthly commitment fees and other items which management does not believe reflect the underlying performance of our business. We define Distributable Cash Flow as Adjusted EBITDA less net cash paid for interest, income taxes and maintenance capital expenditures. Distributable Cash Flow does not reflect changes in working capital balances. Adjusted EBITDA and Distributable Cash Flow are both non-GAAP, supplemental financial measures used by management and by external users of our financial statements, such as investors and commercial banks, to assess: • our operating performance as compared to those of other companies in the midstream sector, without regard to financing methods, historical cost basis or capital structure; • the ability of our assets to generate sufficient cash flow to make distributions to our partners; • our ability to incur and service debt and fund capital expenditures; and • the viability of acquisitions and other capital expenditure projects and our ability to generate incremental cash flows from these opportunities. We believe that the presentation of Adjusted EBITDA and Distributable Cash Flow provides information useful to investors in assessing our financial condition and results of operations. We believe that the presentation of Adjusted EBITDA and Distributable Cash Flow information also enhances investor understanding of our business’ ability to generate cash for payment of distributions and other purposes. The GAAP measures most directly comparable to Adjusted EBITDA are Net Income and Cash Flow from Operating Activities. Adjusted EBITDA should not be considered an alternative to Net Income, Cash Flow from Operating Activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Adjusted EBITDA excludes some, but not all, items that affect Net Income, and these measures may vary among other companies. As a result, Adjusted EBITDA and Distributable Cash Flow may not be comparable to similarly titled measures of other companies. 27

Adjusted EBITDA and DCF Reconciliation 28

Reconciliation to Adjusted EBITDA ¹ Annualized by multiplying amounts for the nine months ended 9/30/2015 by 4/3. ² Depreciation and provision for income taxes estimated based on actual results from 1/1/2015 through 5/31/2015. Interest expense estimated using a 3.75% interest rate on the portion of the purchase price expected to be funded with additional credit facility borrowings. (Unaudited) Nine Months Ended 9/30/2015 Nine Months Ended 9/30/2015 Annualized ¹ Casper Terminal Acquisition ² Pro Forma as of 9/30/2015 Net income (loss) 11,018$ 14,691$ 16,290$ 30,981$ Add (deduct): Interest expense 2,910 3,880 6,500 10,380 Depreciation 3,244 4,325 2,995 7,321 Provision for income taxes 4,148 5,531 14 5,545 EBITDA 21,320 28,427 25,800 54,227 Add (deduct): Loss (gain) associated with derivative instruments (4,072) (5,429) - (5,429) Settlement of derivative contracts 2,885 3,847 - 3,847 Unit-based compensation expense 2,168 2,891 - 2,891 Foreign currency transaction loss (gain) (381) (508) - (508) Deferred revenue associated with minimum monthly commitment fees 8,027 10,703 - 10,703 Adjusted EBITDA 29,947$ 39,929$ 25,800$ 65,729$ (in thousands) 29